                                                                    EXHIBIT 21.1



                        WFS FINANCIAL 1998-A OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of October 31, 1998
                   for Distribution Date of November 20, 1998
                                    Class A-1


===============================================================================
Original Principal Balance                                       100,000,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE

  Aggregate Unpaid Principal Balance as of Prior Distribution Date                             22,088,252.74           220.882527

  Aggregate Unpaid Principal Balance as of Current Distribution Date                                    0.00             0.000000

                                          Pool Factor                                               0.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Principal Distributable Amount                                 22,088,252.74                                   220.882527


              Plus: Prior Principal Carryover Shortfall                         0.00                                     0.000000
              Less: Current Principal Carryover Shortfall                       0.00                                     0.000000
                                                                       -------------


        Total Principal Distributable Amount                                                   22,088,252.74           220.882527


INTEREST DISTRIBUTABLE AMOUNT:

        Interest Distributable Amount                                     317,123.50                                     3.171235

              Plus: Prior Interest Carryover Shortfall                          0.00                                     0.000000
              Less: Current Interest Carryover Shortfall                        0.00                                     0.000000
                                                                       -------------

        Total Interest Distributable  Amount                                                      317,123.50             3.171235


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
        Aggregate Scheduled Balance                                   398,361,404.70                                   935.183437

        Servicing Fee                                                   1,349,492.00                                     2.047015

        Spread Account                                                 27,061,297.87                                    37.909259
        Net Change in Spread Account                                    1,207,107.88                                          n/a

        Note Percentage                                                  100.000000%                                          n/a

        Certificate Percentage                                             0.000000%                                          n/a


=================================================================================================================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of October 31, 1998
                   for Distribution Date of November 20, 1998
                                    Class A-2


===============================================================================

Original Principal Balance                                       120,000,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE
  Aggregate Unpaid Principal Balance as of Prior Distribution Date                            120,000,000.00          1000.000000

  Aggregate Unpaid Principal Balance as of Current Distribution Date                           93,361,404.70           778.011706

                                          Pool Factor                                               0.778012

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Principal Distributable Amount                                 26,638,595.30                                   221.988294


              Plus: Prior Principal Carryover Shortfall                         0.00                                     0.000000
              Less: Current Principal Carryover Shortfall                       0.00                                     0.000000
                                                                       -------------


        Total Principal Distributable Amount                                                   26,638,595.30           221.988294


INTEREST DISTRIBUTABLE AMOUNT:

        Interest Distributable Amount                                   1,773,453.33                                    14.778778

              Plus: Prior Interest Carryover Shortfall                          0.00                                     0.000000
              Less: Current Interest Carryover Shortfall                        0.00                                     0.000000
                                                                       -------------

        Total Interest Distributable  Amount                                                    1,773,453.33            14.778778


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
        Aggregate Scheduled Balance                                   398,361,404.70                                   935.183437

        Servicing Fee                                                   1,349,492.00                                     2.047015

        Spread Account                                                 27,061,297.87                                    37.909259
        Net Change in Spread Account                                    1,207,107.88                                          n/a

        Note Percentage                                                  100.000000%                                          n/a

        Certificate Percentage                                             0.000000%                                          n/a


=================================================================================================================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of October 31, 1998
                   for Distribution Date of November 20, 1998
                                    Class A-3


===============================================================================

Original Principal Balance                                       180,000,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE
  Aggregate Unpaid Principal Balance as of Prior Distribution Date                            180,000,000.00          1000.000000

  Aggregate Unpaid Principal Balance as of Current Distribution Date                          180,000,000.00          1000.000000

                                          Pool Factor                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Principal Distributable Amount                                          0.00                                     0.000000


              Plus: Prior Principal Carryover Shortfall                         0.00                                     0.000000
              Less: Current Principal Carryover Shortfall                       0.00                                     0.000000
                                                                        ------------


        Total Principal Distributable Amount                                                            0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

        Interest Distributable Amount                                   2,655,000.00                                    14.750000

              Plus: Prior Interest Carryover Shortfall                          0.00                                     0.000000
              Less: Current Interest Carryover Shortfall                        0.00                                     0.000000
                                                                        ------------

        Total Interest Distributable  Amount                                                    2,655,000.00            14.750000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
        Aggregate Scheduled Balance                                   398,361,404.70                                   935.183437

        Servicing Fee                                                   1,349,492.00                                     2.047015

        Spread Account                                                 27,061,297.87                                    37.909259
        Net Change in Spread Account                                    1,207,107.88                                          n/a

        Note Percentage                                                  100.000000%                                          n/a

        Certificate Percentage                                             0.000000%                                          n/a

=================================================================================================================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of October 31, 1998
                   for Distribution Date of November 20, 1998
                                    Class A-4


===============================================================================

Original Principal Balance                                        67,250,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE
  Aggregate Unpaid Principal Balance as of Prior Distribution Date                             67,250,000.00          1000.000000

  Aggregate Unpaid Principal Balance as of Current Distribution Date                           67,250,000.00          1000.000000

                                          Pool Factor                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Principal Distributable Amount                                          0.00                                     0.000000


              Plus: Prior Principal Carryover Shortfall                         0.00                                     0.000000
              Less: Current Principal Carryover Shortfall                       0.00                                     0.000000
                                                                        ------------


        Total Principal Distributable Amount                                                            0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

        Interest Distributable Amount                                   1,000,343.75                                    14.875000

              Plus: Prior Interest Carryover Shortfall                          0.00                                     0.000000
              Less: Current Interest Carryover Shortfall                        0.00                                     0.000000
                                                                        ------------

        Total Interest Distributable  Amount                                                    1,000,343.75            14.875000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
        Aggregate Scheduled Balance                                   398,361,404.70                                   935.183437

        Servicing Fee                                                   1,349,492.00                                     2.047015

        Spread Account                                                 27,061,297.87                                    37.909259
        Net Change in Spread Account                                    1,207,107.88                                          n/a

        Note Percentage                                                  100.000000%                                          n/a

        Certificate Percentage                                             0.000000%                                          n/a


=================================================================================================================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of October 31, 1998
                   for Distribution Date of November 20, 1998
                                   Certificate


===============================================================================

Original Principal Balance                                        57,750,000.00



                                                                                                                       PER $1000
                                                                                                                       ORIG PRIN
AGGREGATE BALANCES:                                                                                   TOTALS            BALANCE
  Aggregate Unpaid Principal Balance as of prior Distribution Date                             57,750,000.00          1000.000000

  Aggregate Unpaid Principal Balance as of current Distribution Date                           57,750,000.00          1000.000000

                                          Pool Factor                                               1.000000

PRINCIPAL DISTRIBUTABLE AMOUNT:

        Principal Distributable Amount                                          0.00                                     0.000000


              Plus: Prior Principal Carryover Shortfall                         0.00                                     0.000000
              Less: Current Principal Carryover Shortfall                       0.00                                     0.000000
                                                                          ----------


        Total Principal Distributable Amount                                                            0.00             0.000000


INTEREST DISTRIBUTABLE AMOUNT:

        Interest Distributable Amount                                     873,468.75                                    15.125000

              Plus: Prior Interest Carryover Shortfall                          0.00                                     0.000000
              Less: Current Interest Carryover Shortfall                        0.00                                     0.000000
                                                                          ----------

        Total Interest Distributable  Amount                                                      873,468.75            15.125000


                                                                                                                       PER $1000
                                                                                                                       AGGREGATE
AGGREGATE SECURITY RELATED INFORMATION:                                                                              ORIG PRIN BAL
        Aggregate Scheduled Balance                                   398,361,404.70                                   935.183437

        Servicing Fee                                                   1,349,492.00                                     2.047015

        Spread Account                                                 27,061,297.87                                    37.909259
        Net Change in  Spread Account                                   1,207,107.88                                          n/a

        Note Percentage                                                  100.000000%                                          n/a

        Certificate Percentage                                             0.000000%                                          n/a


=================================================================================================================================

                        WFS FINANCIAL 1998-A OWNER TRUST
                              Officer's Certificate
               for Master Service Report Date of October 31, 1998
                   for Distribution Date of November 20, 1998




Detailed Reporting

     See Schedule F


WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of October 31, 1998 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1998.




                                       /s/ LEE A. WHATCOTT
                                       -----------------------------------------
                                       Lee A. Whatcott
                                       Executive Vice President
                                       Chief Financial Officer



                                       /s/ MARK OLSON
                                       -----------------------------------------
                                       Mark Olson
                                       Senior Vice President
                                       Controller